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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 30, 1996 included in Aurora Electronics, Inc.'s Form 10-K for the year ended September 30, 1996.



                                       Arthur Andersen LLP


Irvine, California
April 22, 1997